KINDER MORGAN ENERGY PARTNERS, L.P.
                         SUBSIDIARIES OF THE REGISTRANT



NAME OF COMPANY                                           STATE OF INCORPORATION
---------------                                           ----------------------

CGT Trailblazer, L.L.C...........................................Delaware
Colton Processing Facility.......................................California
Dakota Bulk Terminal, Inc........................................Wisconsin
Delta Terminal Services, Inc.....................................Delaware
HBM Environmental, Inc...........................................Louisiana
HBM Environmental Holding Co., Inc...............................Louisiana
HBM River Plant, Inc.............................................Louisiana
Kinder Morgan Bulk Terminals, Inc................................Louisiana
Kinder Morgan Canada Company.....................................Nova Scotia
Kinder Morgan CO2, LLC...........................................Delaware
Kinder Morgan CO2 Company, L.P...................................Texas
Kinder Morgan Energy Partners, L.P...............................Delaware
Kinder Morgan Interstate Gas Transmission LLC....................Colorado
Kinder Morgan NGL L.P............................................Delaware
Kinder Morgan Operating L.P. "A".................................Delaware
Kinder Morgan Operating L.P. "B".................................Delaware
Kinder Morgan Operating L.P. "C".................................Delaware
Kinder Morgan Operating L.P. "D".................................Delaware
Kinder Morgan Texas Gas Services LLC.............................Delaware
Kinder Morgan Texas Pipeline, L.P................................Delaware
Kinder Morgan Texas Pipeline GP LLC..............................Delaware
Kinder Morgan Trailblazer, LLC...................................Delaware
Kinder Morgan Transmix Company, LLC..............................Delaware
KMTP LLC.........................................................Delaware
Milwaukee Bulk Terminals, Inc....................................Wisconsin
Queen City Terminals, Inc........................................Delaware
RCI Contractors, Inc.............................................Delaware
River Consulting, Inc............................................Louisiana
River Consulting International, Inc..............................Delaware
River Engineered Systems, Inc....................................Louisiana
River Environmental Consulting, Inc..............................Louisiana
SFPP, L.P........................................................Delaware
Trailblazer Pipeline Company.....................................Illinois
Trimark Engineers/Constructors, Inc..............................Pennsylvania
Western Plant Services, Inc......................................California
Woodland Marine, Inc.............................................Louisiana